CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS DENOTE OMISSIONS.

                                                                   EXHIBIT 10.80

                                                                  EXECUTION COPY

                                AMENDMENT TO THE
                             MANAGEMENT CONTRACT OF
                        @VENTURES FOREIGN FUND III, L.P.

     This Amendment (this "Amendment"), dated as of June 7, 2002, to Management Contract of @Ventures Foreign Fund III, L.P. dated as of December 22, 1998 (as amended to date, the "Contract") between @Ventures Foreign Fund III, L.P., a Delaware limited partnership (the "Partnership"), and @Ventures Management, LLC, a Delaware limited liability company (the "Company"). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Contract.

     WHEREAS, the Company has executed Amendment No. 2 to the Agreement of Limited Partnership of @Ventures Foreign Fund III, L.P. dated the same date hereof (together with the Agreement of Limited Partnership of the Partnership dated December 22, 1998, as amended to date, the "Agreement"), pursuant to which the Company has agreed to waive [***] management fees and other amounts payable under the Agreement in respect from February 1, 2002 through [***]; and

     WHEREAS, the Partnership and the Company desire to effect such waiver of the management fees and other amounts payable under the Contract by amending the Contract through this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree as follows:

1. Amendments to Section 4 of Contract. Section 4 of the Contract is hereby amended by (a) in the first sentence, deleting the phrase "four (4) years after the Initial Closing Date" and substituting in its place the phrase "[***]", (b) deleting the last two sentences thereof, and (c) by adding, at the end thereof, the following paragraph:

     "Notwithstanding any provision of this Contract to the contrary, with respect to all periods from and after February 1, 2002 through [***], [***] management fees or other amounts shall be payable by the Partnership (or any of its limited partners) to the Company. If, pursuant to Section 11.1(1) of the Agreement, the term of the Partnership is extended, the management fee for any such extension period payable to the Company shall be an amount mutually acceptable to the Company and the Partnership (any such Partnership approval shall require the consent of the Majority in Interest of Limited Partners of the Partnership), but in no event shall such fees exceed $[***] per year, and any such management fee shall be payable in semi-annual installments on January 1 and July 1 of each year during the extension period."

2.   Amendments to Section 5 of Contract.  Section 5 of the Contract is hereby
     -----------------------------------
amended by adding at the end thereof, the following sentence:

     "Notwithstanding the foregoing, any amount which is to be retained by the Company under Section 5 of this Contract and credited against the management fee payable by the Partnership in respect of any period after the date hereof, shall instead be paid to the Partnership."

3.   Amendments to Section 6 of Contract.  Section 6 of the Contract is hereby
     -----------------------------------
amended by adding at the end thereof, the following sentence:

     "Notwithstanding any provision of this Contract, this Contract shall automatically terminate on the last day of the Partnership term determined in accordance with Section 2.5 of the Agreement."

4.   Legal Fees.  All of the legal, accounting and other fees and expenses
     ----------
relating to this Amendment shall be paid exclusively by the Company.

5.   Ratification.  In all other respects, the Contract is hereby ratified and
     ------------
confirmed and shall remain in full force and effect.

6.   Counterparts.  This Amendment may be executed in two or more counterparts,
     ------------
each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                            [Signature pages follow.]

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

     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

                                        COMPANY:

                                        @VENTURES MANAGEMENT, LLC

                                        By: /s/ Peter H. Mills
                                            ----------------------------------
                                            Authorized Managing Member

                                        PARTNERSHIP:

                                        @VENTURES FOREIGN FUND III, L.P.

                                        By   @Ventures Partners III, LLC, its
                                             General Partner


                                             By /s/ Peter H. Mills
                                               --------------------------------

                                             Name Peter Mills
                                                  -----------

                                             Title Authorized Member
                                                   -----------------


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